Exhibit 10.3

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 19, 2010.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC. (“THE COMPANY”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

AGENT COMPENSATION OPTIONS
TO PURCHASE UP TO <> UNITS OF
BE RESOURCES INC.

THIS IS TO CERTIFY THAT for valuable consideration <> [NTD: insert name and address] (the “Holder”) is entitled, at any time prior to 5:00 p.m. (Toronto time), on June 18, 2012 (the “Expiry Time”), upon and subject to the terms and conditions set forth herein and in the schedules attached hereto, which schedules form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to herein as this “Compensation Option Certificate” and the rights of the Holder represented by this Compensation Option Certificate being referred to herein as this “Compensation Option”), to subscribe in whole or in part for up to <> units (“Units” and which term shall include any other shares or securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of BE Resources Inc. (the “Corporation”), a corporation incorporated under the Colorado Business Corporation Act, as constituted on the date hereof. Each Unit is comprised of one common share in the capital of the Corporation (“Common Share”) and one-half of one Series 2010 – I Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant”). Each Warrant shall entitle the holder thereof to purchase one Common Share at an exercise price of $0.50 at any time before the Expiry Time, subject to adjustments and earlier expiry in certain events.

The purchase price (the purchase price in effect from time to time being called the “Exercise Price”) payable for each Unit subscribed for upon the exercise of this Compensation Option shall be $0.30 subject to adjustment from time to time as herein provided. No fractional Common Shares or Warrants will be issuable upon any exercise of this Compensation Option and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share or Warrant.

This Compensation Option shall become wholly void and the unexercised portion of the subscription rights represented hereby will expire and terminate at the Expiry Time, provided that if prior to the Expiry Time early expiry of the Warrants in accordance with their terms has occurred, this Compensation Option shall be exercisable only for Common Shares.

All Units which are to be issued upon the exercise of this Compensation Option shall be issued to the Holder, upon payment therefor of the number of Units being purchased multiplied by the Exercise Price, pursuant to the provisions hereof, and the Holder shall be deemed to have become the holder of record of such Units, on the date of delivery of this Compensation Option Certificate together with payment of the aggregate Exercise Price, unless the transfer books of the Corporation shall be closed on such date, in which event the Units shall be deemed to be issued, and the Holder shall be deemed to have become the holder of record of such Units, on the date on which such transfer books are reopened and such Units shall be issued at the Exercise Price in effect on the date of delivery of this Compensation Option Certificate together with payment for the Units subscribed for by the Holder.

The Holder may purchase less than the number of Units which the Holder is entitled to purchase hereunder on delivery of this Compensation Option Certificate, in which event a new certificate, in form identical hereto but with appropriate changes, representing the Units not purchased, shall be issued to the Holder.

This Compensation Option does not entitle the Holder to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interests except as expressly provided in this Compensation Option Certificate.

This Compensation Option is non-assignable and non-transferable.

If this Compensation Option Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

By acceptance hereof, the Holder hereby represents and warrants to the Corporation that the Holder is acquiring this Compensation Option as principal for its own account and not for the benefit of any other person.

All amounts of money referred to in this Compensation Option Certificate are referred to lawful money of Canada.

This Compensation Option shall enure to the benefit of, and shall be binding upon, the Holder and the Corporation and their respective successors.

IN WITNESS WHEREOF the Corporation has caused this Compensation Option Certificate to be issued under the signature of a properly authorized officer of the Corporation.

DATED as of the _______ day of June, 2010.

BE RESOURCES INC.

By: _____________________________________
Name: David Tognoni
Title: President and Chief Executive Officer

SCHEDULE A

Additional Terms and Conditions of this Compensation Option

1.

Exercise: In the event that the Holder desires to exercise the right to purchase Units conferred hereby, the Holder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule B to this Compensation Option Certificate, (b) surrender this Compensation Option Certificate to the Corporation in accordance with section 7 of this Compensation Option Certificate, and (c) pay the amount payable on the exercise of this Compensation Option in respect of the Units subscribed for by certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or by transmitting same day funds in lawful money of Canada by wire to such account as the Corporation shall direct the Holder. Upon such surrender and payment as aforesaid, the Holder shall be deemed for all purposes to be the holder of record of the number of Common Shares and Warrants to be so issued and the Holder shall be entitled to delivery of certificates representing such Common Shares and Warrants and the Corporation shall cause such certificate or certificates to be delivered to the Holder at the address specified in the subscription form within three business days of such surrender and payment as aforesaid. No fractional Common Shares or Warrants will be issuable upon any exercise of this Compensation Option and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share or Warrant.

2.

Covenants, Representations and Warranties: The Corporation hereby covenants and agrees that it is duly authorized and has the corporate and lawful power and authority to create and issue this Compensation Option and the Common Shares and Warrants from time to time subscribed for and purchased in the manner provided in this Compensation Option Certificate and the certificates representing this Compensation Option and such Common Shares and Warrants to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided in this Compensation Option Certificate. All Units which are issued upon the exercise of the right of purchase provided in this Compensation Option Certificate, upon payment therefor of the amount at which such Units may be purchased pursuant to the provisions of this Compensation Option Certificate, shall be and be deemed to be validly issued as fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Compensation Option Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Compensation Option Certificate.

3.	Adjustment to Exercise Price:

(1)

Definitions: For the purposes of this section 3, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)

“Current Market Price” at any date, means the weighted average of the sale prices per Common Share at which the Common Shares have traded on the TSX Venture Exchange, or, if the Common Shares in respect of which a determination of Current Market Price is being made are not listed thereon, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors, or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market, for 20 consecutive trading days ending 5 trading days before such date, or in the event that at any date the Common Shares are not listed on any exchange or on the over-the-counter market, the Current Market Price shall be as determined by the directors or such firm of independent chartered accountants as may be selected by the directors acting reasonably and in good faith in their sole discretion; for these purposes, the weighted average price for any period shall be determined by dividing the aggregate sale prices during such period by the total number of Common Shares sold during such period;

(b)

“Equity Shares” means the Common Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends; and

(c)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever at any time after the date hereof the Corporation:

(i)	issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend; or

(ii)	makes a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares; or

(iii)	subdivides its outstanding Common Shares into a greater number of shares; or

(iv)	consolidates its outstanding Common Shares into a smaller number of shares;

(any of such events being called a “Common Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

(b)

If and whenever at any time after the date hereof the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(i)

the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Subsection 3(2) called the “Rights Period”), and

(ii)

the cost per Common Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (herein in this Subsection 3(2) called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Common Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)

where the event giving rise to the application of this subsection 3(2)(b) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

(II)

where the event giving rise to the application of this subsection 3(2)(b) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in subparagraph 3(2)(b)(A)(2)(I), the number of Common Shares outstanding, or

(2)	in the case described in subparagraph 3(2)(b)(A)(2)(II), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph 3(2)(b)(A)(2)(II) had been issued,

as at the end of the Rights Period.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

If by the terms of the rights, options or warrants referred to in this Subsection 3(2), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(I)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(II)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 3(2) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Subsection 3(2), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Compensation Option in accordance herewith during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor, the Holder will, in addition to the Common Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Common Shares equal to the result obtained when the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of this Compensation Option during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection. Such additional Common Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

(c)	If and whenever at any time after the date hereof the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)	rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Corporation;

(iii)	evidence of indebtedness; or

(iv)	any property or other assets,

and if such issuance or distribution does not constitute (A) a Common Share Reorganization, (B) a Rights Offering or (C) the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(1)	the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue, and

(2)	the cost per Common Share during the Rights Period, inclusive of the Per Share Cost, is 95% or more than the Current Market Price of the Common Shares on the record date

(any of such non-excluded events being called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

(2)

the aggregate fair market value (as determined by action by the directors of the Corporation, subject, however, to the prior written consent of the TSX Venture Exchange, where required) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(d)

If and whenever at any time after the date hereof there is a Common Share Reorganization, a Rights Offering, a Special Distribution, a reclassification or redesignation of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising this Compensation Option after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Units to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares and Warrants to which such Holder was theretofore entitled upon exercise of this Compensation Option. If determined appropriate by action of the directors of the Corporation, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Subsection 3(2) with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Subsection 3(2) will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Compensation Option approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(i)	an event referred to in Subsection 3(2)(a);

(ii)	the fixing by the Corporation of a record date for an event referred to in Subsection 3(2)(b); or

(iii)

the fixing by the Corporation of a record date for an event referred to in Subsection 3(2)(c) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Common Shares of (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Shares less than the Current Market Price on such record date or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than the Current Market Price on such record date, then, where required, the number of Units purchasable upon the subsequent exercise of this Compensation Option shall be simultaneously adjusted by multiplying the number of Units purchasable upon the exercise of this Compensation Option immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this Subsection 3(2)(e) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in Subsection 3(2)(a) or as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in Subsection 3(2)(b), the number of Units purchasable upon exercise of this Compensation Option shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Units which would be purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this Subsection 3(2)(e) as a result of the fixing by the Corporation of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 3(2)(c), the number of Units purchasable upon exercise of this Compensation Option shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number which would be purchasable pursuant to this Subsection 3(2)(e) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this Subsection 3(2)(e) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

(3)	Rules Regarding Calculation of Adjustment of Exercise Price:

(a)

The adjustments provided for in Subsection 3(2) are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Subsection 3(3).

(b)

No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)

No adjustment in the Exercise Price will be made in respect of any event described in Subsection 3(2), other than the events referred to in clauses 3(2)(a)(iii) and (iv), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Compensation Option prior to or on the effective date or record date of such event.

(d)

No adjustment in the Exercise Price will be made under Subsection 3(2) in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Common Share Reorganization.

(e)

If at any time a dispute arises with respect to adjustments provided for in Subsection 3(2), such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Corporation and any such determination, where required, will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(f)

In case the Corporation after the date of issuance of this Compensation Option takes any action affecting the Common Shares, other than action described in Subsection 3(2), which in the opinion of the board of directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to the prior written consent of the Toronto Stock Exchange, where required, and any necessary regulatory approval.

(g)

If the Corporation sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)

In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)

As a condition precedent to the taking of any action which would require any adjustment to this Compensation Option, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)

The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Subsection 3(2), forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)

The Corporation covenants to and in favour of the Holder that so long as this Compensation Option remains outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in Subsection 3(2)(a), (b) or (c) (other than the subdivision or consolidation of the Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to each such applicable record date or effective date.

4.

Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Holder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Compensation Option Certificate.

5.	Time: Time shall be of the essence of this Compensation Option Certificate.

6.	Laws: This Compensation Option Certificate shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

7.

Notices: All notices or other communications to be given under this Compensation Option Certificate shall be delivered by hand or by telecopier and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier, on the date of transmission if sent before 4:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

BE Resources Inc.
50 Richmond Street East
Suite 101
Toronto ON M5C 1N7
Canada

Attention: David Q. Tognoni
Telecopier: (416) 848-0790

Notices to the Holder shall be addressed to:

<>

Attention: <>
Telecopier: <>

The Corporation or the Holder may change its address for service by notice in writing to the other of them specifying its new address for service under this Compensation Option Certificate.

8.	Legends on Common Shares:

(1)

Any certificate representing Common Shares or Warrants issued upon the exercise of this Compensation Option prior to the date which is four months and one day after the date hereof will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER [19], 2010.”

and

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC. (“BE RESOURCES”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO BE RESOURCES AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO BE RESOURCES. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares or Warrants may be exchanged for a certificate or certificates bearing no such legends. The Corporation hereby covenants and agrees that it will use the best efforts thereof to deliver or to cause to be delivered a certificate or certificates representing such Common Shares or Warrants bearing no such legends within three business days after receipt of the legended certificate or certificates.

9.

Language: The parties hereto acknowledge and confirm that they have requested that this Compensation Option Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont exigé que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés en langue anglaise.

SCHEDULE B

TO: BE RESOURCES INC.

SUBSCRIPTION FORM

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of BE Resources Inc. (the “Corporation”) and ______ warrants (“Warrants”) of the Corporation (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the compensation option certificate (the “Compensation Option Certificate”) dated as of June <>, 2010 issued by the Corporation to the Holder) at the purchase price of $0.30 per Common Share and one half of one Warrant (or at such other purchase price as may then be in effect under the provisions of the Compensation Option Certificate) and on and subject to the other terms and conditions specified in the Compensation Option Certificate and hereunder and encloses herewith a certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or has transmitted same day funds in lawful money of Canada by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

By executing this subscription form the undersigned represents and warrants that the undersigned is not a U.S. Person or a Person within the United States and that the Common Shares are not being subscribed for on behalf of a U.S. Person (as such terms are defined for purposes of the United States Securities Act of 1933, as amended).

The undersigned hereby directs that the Common Shares and Warrants subscribed for be registered and delivered as follows:

	Address	Number of
Name in Full	(include Postal Code)	Common Shares	Number of Warrants

DATED this _______ day of ______________ , 201___.

By: _____________________________
Name:
Title:

SCHEDULE C

WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 19, 2010.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC. (THE “COMPANY”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

EXERCISABLE ONLY PRIOR TO 5:00 P.M., TORONTO TIME, ON JUNE 18, 2012 UNLESS ACCELERATED IN ACCORDANCE WITH THE TERMS HEREOF, AFTER WHICH TIME THESE WARRANTS SHALL BE NULL AND VOID

SERIES 2010 – I
WARRANT TO PURCHASE COMMON SHARES OF BE RESOURCES INC.

Number of warrants
represented by this
Certificate Number ______________	certificate – _____

THIS CERTIFIES THAT, for value received, ____________________ is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Common Share in the capital of the Company, for each Warrant evidenced hereby, by surrendering to the Company at 50 Richmond Street East, Suite 101, Toronto ON M5C 1N7, this Warrant, together with a Subscription Form in the form attached hereto as Schedule “A”, duly completed and executed, and cash or a certified cheque, money order or bank draft in lawful money of Canada payable to or to the order of the Company for the amount equal to the Exercise Price per Common Share multiplied by the number of Common Shares subscribed for, on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Common Shares of the Company at any time after the Expiry Time, and from and after the Expiry Time these Warrants and all rights hereunder shall be void and of no value.

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These Warrants and the Common Shares issuable upon the exercise of these Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws. These Warrants may not be exercised in the United States or by a U.S. Person (as defined in Regulation S under the U.S. Securities Act) unless the Warrants and the Common Shares issuable upon exercise hereof have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available and established as set forth in this Warrant Certificate. Unless the Common Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act, the certificate representing the Common Shares will bear a legend restricting transfer in accordance with such Act upon exercise of the Warrant.

1.	Definitions

In this Warrant, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in the City of Toronto, Ontario Canada;

(b)

“Common Shares” means the common shares of the Company as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 12 hereof;

(c)	“Company” means BE Resources Inc., a corporation formed under the laws of the State of Colorado, U.S.A. and its successors and assigns;

(d)

“Current Market Price” at any date, means the weighted average of the sale prices per Common Share at which the Common Shares have traded on the TSX Venture Exchange, or, if the Common Shares in respect of which a determination of Current Market Price is being made are not listed thereon, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors, or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market, for 20 consecutive trading days ending 5 trading days before such date, or in the event that at any date the Common Shares are not listed on any exchange or on the over-the-counter market, the Current Market Price shall be as determined by the directors or such firm of independent chartered accountants as may be selected by the directors acting reasonably and in good faith in their sole discretion; for these purposes, the weighted average price for any period shall be determined by dividing the aggregate sale prices during such period by the total number of Common Shares sold during such period;

(e)

“Equity Shares” means the Common Shares and any shares of any other class or series of the Company which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company beyond a fixed sum or a fixed sum plus accrued dividends;

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(f)

“Exercise Price” means Cdn$0.50 per Common Share, unless such price shall have been adjusted in accordance with the provisions of Section 12, in which case it shall mean the adjusted price in effect at such time;

(g)	“Expiry Time” means 5:00 p.m., Toronto time, on June 18, 2012, provided that if the closing price of the Common Shares on the TSX Venture Exchange (or such other stock exchange on which the Common Shares are listed and where a majority of trading volume occurs) equals or exceeds Cdn$0.75 for a period of ten consecutive Trading Days, the Company may, within five days of the last day of any such ten day period, notify the Holder of the early expiry of the Warrants (“Early Expiration Notice”) and thereafter, such Warrants will expire on the earlier of: (i) 3:30 p.m., Toronto time, on the date which is twenty-one days after the date of the Early Expiration Notice; and (ii) 5:00 p.m., Toronto time, on June 18, 2012; in which case the “Expiry Time” shall thereafter mean the time and date specified in such notice;

(h)	“Form of Transfer” means the form of transfer annexed hereto as Schedule “B”;

(i)	“Holder” means the registered holder of this Warrant;

(j)

“person” means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(k)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(l)

“this Warrant”, “Warrant”, “herein”, “hereby”, “hereof”, “hereto”, “hereunder” and similar expressions mean or refer to this Warrant certificate and any deed or instrument supplemental or ancillary hereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof or thereof; and

(m)	“Trading Day” means a day on which the TSX Venture Exchange is open for business.

2.	Expiry Time

After the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

3.	Exercise Procedure

The Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Company prior to the Expiry Time at its principal office:

(a)

this Warrant, with the Subscription Form duly completed and executed by the Holder, or by its legal representative or attorney duly appointed by an instrument in writing in form and manner satisfactory to the Company; and

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(b)

cash or a certified cheque, money order or bank draft payable to or to the order of the Company in lawful money of Canada in an amount equal to the Exercise Price multiplied by the number of Common Shares for which subscription is being made.

Any Warrant and cash, certified cheque, money order or bank draft referred to in the foregoing clauses (a) and (b) shall be deemed to be surrendered only upon delivery thereof to the Company at its principal office in the manner provided in Section 27 hereof.

4.	Entitlement to Certificate

Upon such delivery and payment as aforesaid, the Company shall cause to be issued to the Holder hereof the Common Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant and the Holder hereof shall become a shareholder of the Company in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such Common Shares and the Company shall cause such certificate or certificates to be mailed to the Holder hereof at the address or addresses specified in such subscription within three (3) Business Days of such delivery and payment.

5.	Register of Warrant Holders and Transfer of Warrants

The Company shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company, upon compliance with such reasonable requirements as the Company may prescribe, including compliance with all applicable securities legislation, and recorded on the register of holders of Warrants maintained by the Company, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a Form of Transfer in the form attached hereto as Schedule “B”, is duly completed and the Warrant is lodged with the Company and upon compliance with all other reasonable requirements of the Company or law, be entitled to have its name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, save in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction. The Company may treat the registered holder of any Warrant certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary except where the Company is required to take notice by statute or by order of a court of competent jurisdiction.

6.	Partial Exercise

The Holder may subscribe for and purchase a number of Common Shares less than the number the Holder is entitled to purchase pursuant to this Warrant. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall in addition be entitled to receive, without charge, a new Warrant certificate in respect of the balance of the Common Shares of which he was entitled to purchase pursuant to this certificate and which were then not purchased.

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7.	No Fractional Shares

Notwithstanding any adjustments provided for in Section 12 hereof or otherwise, the Company shall not be required, upon the exercise of any Warrants, to issue fractional Common Shares in satisfaction of its obligations hereunder. Where a fractional Common Share would, but for this Section 7, have been issued upon exercise of a Warrant, the Company shall be entitled to round down to the nearest whole number of Common Shares and no amount shall be paid to the Holder for any fractional Common Shares not issued.

8.	Not a Shareholder

Nothing in this certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

9.	No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for, or the Company to issue, any Common Shares except those Common Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

10.	Ranking of Warrants

All Series 2010-I warrants shall rank pari passu, notwithstanding the actual date of the issue thereof.

11.	Covenants

(a)	The Company covenants and agrees that:

(i)

so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Common Shares for the time being called for by such outstanding Warrants; and

(ii)

all Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Company or to its creditors in respect thereof.

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(b)

The Company shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement of such act and regulations.

(c)	The Company shall use all commercially reasonable efforts to preserve and maintain its corporate existence.

12.	Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever at any time after the date hereof the Company:

(i)	issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend; or

(ii)	makes a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares; or

(iii)	subdivides its outstanding Common Shares into a greater number of shares; or

(iv)	consolidates its outstanding Common Shares into a smaller number of shares;

(any of such events being called a “Common Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

(b)

If and whenever at any time after the date hereof the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(i)

the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 12 called the “Rights Period”), and

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(ii)

the cost per Common Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (herein in this Section 12 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Common Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)

where the event giving rise to the application of this subsection 12(b) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

(II)

where the event giving rise to the application of this subsection 12(b) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in subparagraph 12(b)(A)(2)(I), the number of Common Shares outstanding, or

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(2)	in the case described in subparagraph 12(b)(A)(2)(II), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph 12(b)(A)(2)(II) had been issued, as at the end of the Rights Period.

Any Common Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

If by the terms of the rights, options or warrants referred to in this Section 12, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(I)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(II)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 12 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 12, the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Warrant in accordance herewith during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor, the Holder will, in addition to the Common Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Common Shares equal to the result obtained when the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of this Warrant during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of Section 6 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled. Such additional Common Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

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(c)	If and whenever at any time after the date hereof the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares of:

(i)	shares of the Company of any class other than Common Shares;

(ii)	rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company;

(iii)	evidence of indebtedness; or

(iv)	any property or other assets,

and if such issuance or distribution does not constitute (A) a Common Share Reorganization, (B) a Rights Offering or (C) the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(1)	the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue, and

(2)	the cost per Common Share during the Rights Period, inclusive of the Per Share Cost, is 95% or more than the Current Market Price of the Common Shares on the record date

(any of such non-excluded events being called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

(2)

the aggregate fair market value (as determined by action by the directors of the Company, subject, however, to the prior written consent of the TSX Venture Exchange, where required) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

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(B)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If and whenever at any time after the date hereof there is a Common Share Reorganization, a Rights Offering, a Special Distribution, a reclassification or redesignation of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising this Warrant after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which such Holder was theretofore entitled upon exercise of this Warrant. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 12 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 12 will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant approved by action by the directors of the Company and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(i)	an event referred to in subsection 12(a);

(ii)	the fixing by the Company of a record date for an event referred to in subsection 12(b); or

(iii)

the fixing by the Company of a record date for an event referred to in subsection 12(c) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Common Shares of (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Shares less than the Current Market Price on such record date or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than the Current Market Price on such record date,

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then, where required, the number of Common Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted by multiplying the number of Common Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this subsection 12(e) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 12(a) or as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in subsection 12(b), the number of Common Shares purchasable upon exercise of this Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 12(e) as a result of the fixing by the Company of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 12(c), the number of Common Shares purchasable upon exercise of this Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be purchasable pursuant to this subsection 12(e) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 12(e) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

13.	Rules Regarding Calculation of Adjustment of Exercise Price

(a)

The adjustments provided for in Section 12 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 13.

(b)

No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)

No adjustment in the Exercise Price will be made in respect of any event described in Section 12, other than the events referred to in clauses 12(a)(iii) and (iv), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Warrant prior to or on the effective date or record date of such event.

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(d)

No adjustment in the Exercise Price will be made under Section 12 in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Common Share Reorganization.

(e)

If at any time a dispute arises with respect to adjustments provided for in Section 12, such dispute will be conclusively determined by such firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination, where required, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such accountants with access to all necessary records of the Company.

(f)

In case the Company after the date of issuance of this Warrant takes any action affecting the Common Shares, other than action described in Section 12, which in the opinion of the board of directors of the Company would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Company but subject in all cases to the prior written consent of the TSX Venture Exchange, where required, and any necessary regulatory approval.

(g)

If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)

As a condition precedent to the taking of any action which would require any adjustment to this Warrant, including the Exercise Price, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Common Shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)

The Company will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 12, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

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(k)

The Company covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in subsections 12(a), (b) or (c) (other than the subdivision or consolidation of the Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Company is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to each such applicable record date or effective date.

14.	Consolidation and Amalgamation

(a)

The Company shall not enter into any transaction whereby all or substantially all of its undertakings, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Company and the successor corporation shall have executed such instruments and done such things as are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Company under this Warrant; and

(ii)	the Warrant will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant.

(b)

Whenever the conditions of subsection 14(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Company under this Warrant in the name of the Company or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Company may be done and performed with like force and effect by the like directors or officers of the successor corporation.

15.	Representation and Warranty

The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant and the Common Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

16.	If Share Transfer Books Closed

The Company shall not be required to deliver certificates for Common Shares while the share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books. Provided however that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such certificates for the Common Shares called for after the share transfer books have been reopened.

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17.	Protection of Shareholders, Officers and Directors

Subject as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, officer or director of the Company, either directly or through the Company, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, officers, or directors of the Company or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

18.	Lost Certificate

If the Warrant certificate evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed the Company may, on such terms, as it may in its discretion impose, respectively issue and countersign a new warrant of like denomination, tenor and date as the certificate so stolen, lost mutilated or destroyed.

19.	Governing Law

This Warrant shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the Province of Ontario. The parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the Courts of the Province of Ontario.

20.	Severability

If any one or more of the provisions or parts thereof contained in this Warrant should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(i)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

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(ii)

the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant in any other jurisdiction.

21.	Headings

The headings of the articles, sections, subsections and clauses of this Warrant have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant.

22.	Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant.

23.	Gender

Whenever used in this Warrant, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

24.	Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

25.	Computation of Time Period

Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

26.	Binding Effect

This Warrant and all of its provisions shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors and shall be binding upon the Company and its successors and permitted assigns.

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27.	Notice

Any notice, document or communication required or permitted by this Warrant to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(i)	to the Holder, in the register to be maintained pursuant to Section 5 hereof; and

(ii)	to the Company at:

50 Richmond Street East Suite 101 Toronto ON
M5C 1N7

Attention: David Q. Tognoni

Telefacsimile: (416) 848-0790

Notice so mailed shall be deemed to have been given on the fifth (5th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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28.	Time of Essence

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this ________ day of June, 2010.

BE RESOURCES INC.

Per:
Authorized Signing Officer

17

SCHEDULE “A”

SUBSCRIPTION FORM

TO:	BE RESOURCES INC.
50 Richmond Street East
Suite 101,
Toronto ON
M5C 1N7

The undersigned holder of the within Warrant certificate hereby irrevocably subscribes for __________ Common Shares of BE Resources Inc. (the “Company”) pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to the order of the Company in payment of the subscription price therefor. Capitalized terms used herein have the meanings set forth in the within Warrant certificate.

The capitalized terms used herein have the meanings set forth on Appendix “A” to this Subscription Form. In connection with the exercise of the Warrant Certificate, the undersigned represents as follows: (Please check the ONE box applicable):

[ ]	1.

The undersigned hereby certifies that (i) it was the original purchaser in the Company’s private placement of the securities in which the Warrants were issued, (ii) it is an Accredited Investor and (iii) the representations and warranties made to the Company in connection with the acquisition of the securities remain true and correct on the date of this Subscription Form; or

[ ]	2.

The undersigned is delivering a written opinion of U.S. Counsel to the effect that the Warrants and the Common Shares to be delivered upon exercise hereof have been registered under the United States Securities Act of 1933 as amended (the “US Securities Act”) or are exempt from registration thereunder.

The undersigned holder understands that the certificate representing the Common Shares issued upon exercise of this Warrant will bear the following, or a substantially equivalent restrictive legend:

“THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC. (THE “COMPANY”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

1

provided, that if any such Securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the Company’s registrar and transfer agent and the Company in the form attached hereto as Appendix “B” (or as the Company may prescribe from time to time); and provided, further, that, if any such Securities are being sold pursuant to Rule 144 of the U.S. Securities Act or a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the registrar and transfer agent of the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws;

The undersigned hereby acknowledges that the following legend will be placed on the certificates representing the Common Shares being acquired if the Warrants are exercised prior to October 19, 2010:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 19, 2010.”

DATED this ______ day of ___________ , 20____.

NAME: __________________________

Signature: __________________________

Address: __________________________

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Common Share certificates.

2

Appendix “A” to Subscription Form

DEFINITIONS

The following terms used in the Subscription Form shall have the following meanings:

“Accredited Investor” means “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

“Foreign Issuer” means “foreign issuer” as that term is defined in Regulation S;

“Foreign Reporting Issuer” means a Foreign Issuer that is a “reporting issuer” as that term is defined in Regulation S;

“Off-Shore Transaction” means “off-shore transaction” as that term is defined in Regulation S;

“Regulation D” means Regulation D of the U.S. Securities Act;

“Regulation S” means Regulation S of the U.S. Securities Act;

“Substantial U.S. Market Interest” means “substantial U.S. market interest” as that term is defined in Regulation S;

“United States” means United States as that term is defined in Regulation S;

“U.S. Person” means U.S. Person as that term is defined in Regulation S; and

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

Appendix “B” to Subscription Form

DECLARATION FOR REMOVAL OF LEGEND

To:	The registrar and transfer agent for the Common Shares of BE Resources Inc. (the “Company”)

The undersigned (A) acknowledges that the sale of _________________ , represented by certificate number ________________ , to which this declaration relates, has been made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was or is being executed in, on or through the facilities of the Toronto Stock Exchange, and neither the seller nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the 1933 Act, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: ________________________________	Date: ________________________________
Signature

Name (please print) ________________________________

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name) ________________________ (the “Transferee”), of  ________________________ (residential address)  ________________________ Warrants of BE Resources Inc. (the “Company”) registered in the name of the undersigned on the records of the Company represented by the within certificate, and irrevocably appoints the Secretary of the Company as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

DATED the _____day of _______, 20__.

________________________	_____________________________________
Signature Guaranteed	(Signature of Warrant Holder, to be the same as
appears on the face of this Warrant Certificate)

SCHEDULE "C"

WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 19, 2010.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC. (THE “COMPANY”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

EXERCISABLE ONLY PRIOR TO 5:00 P.M., TORONTO TIME, ON JUNE 18, 2012 UNLESS ACCELERATED IN ACCORDANCE WITH THE TERMS HEREOF, AFTER WHICH TIME THESE WARRANTS SHALL BE NULL AND VOID

SERIES 2010 – I
WARRANT TO PURCHASE COMMON SHARES OF BE RESOURCES INC.

Number of warrants
represented by this
Certificate Number ______________	certificate – _____

THIS CERTIFIES THAT, for value received, ____________________ is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Common Share in the capital of the Company, for each Warrant evidenced hereby, by surrendering to the Company at 50 Richmond Street East, Suite 101, Toronto ON M5C 1N7, this Warrant, together with a Subscription Form in the form attached hereto as Schedule “A”, duly completed and executed, and cash or a certified cheque, money order or bank draft in lawful money of Canada payable to or to the order of the Company for the amount equal to the Exercise Price per Common Share multiplied by the number of Common Shares subscribed for, on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Common Shares of the Company at any time after the Expiry Time, and from and after the Expiry Time these Warrants and all rights hereunder shall be void and of no value.

These Warrants and the Common Shares issuable upon the exercise of these Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws. These Warrants may not be exercised in the United States or by a U.S. Person (as defined in Regulation S under the U.S. Securities Act) unless the Warrants and the Common Shares issuable upon exercise hereof have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available and established as set forth in this Warrant Certificate. Unless the Common Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act, the certificate representing the Common Shares will bear a legend restricting transfer in accordance with such Act upon exercise of the Warrant.

1.	Definitions

In this Warrant, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in the City of Toronto, Ontario Canada;

(b)

“Common Shares” means the common shares of the Company as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 12 hereof;

(c)	“Company” means BE Resources Inc., a corporation formed under the laws of the State of Colorado, U.S.A. and its successors and assigns;

(d)

“Current Market Price” at any date, means the weighted average of the sale prices per Common Share at which the Common Shares have traded on the TSX Venture Exchange, or, if the Common Shares in respect of which a determination of Current Market Price is being made are not listed thereon, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors, or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market, for 20 consecutive trading days ending 5 trading days before such date, or in the event that at any date the Common Shares are not listed on any exchange or on the over-the-counter market, the Current Market Price shall be as determined by the directors or such firm of independent chartered accountants as may be selected by the directors acting reasonably and in good faith in their sole discretion; for these purposes, the weighted average price for any period shall be determined by dividing the aggregate sale prices during such period by the total number of Common Shares sold during such period;

(e)

“Equity Shares” means the Common Shares and any shares of any other class or series of the Company which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company beyond a fixed sum or a fixed sum plus accrued dividends;

(f)

“Exercise Price” means Cdn$0.50 per Common Share, unless such price shall have been adjusted in accordance with the provisions of Section 12, in which case it shall mean the adjusted price in effect at such time;

(g)

“Expiry Time” means 5:00 p.m., Toronto time, on June 18, 2012, provided that if the closing price of the Common Shares on the TSX Venture Exchange (or such other stock exchange on which the Common Shares are listed and where a majority of trading volume occurs) equals or exceeds Cdn$0.75 for a period of ten consecutive Trading Days, the Company may, within five days of the last day of any such ten day period, notify the Holder of the early expiry of the Warrants (“Early Expiration Notice”) and thereafter, such Warrants will expire on the earlier of: (i) 3:30 p.m., Toronto time, on the date which is twenty-one days after the date of the Early Expiration Notice; and (ii) 5:00 p.m., Toronto time, on June 18, 2012; in which case the “Expiry Time” shall thereafter mean the time and date specified in such notice;

(h)	“Form of Transfer” means the form of transfer annexed hereto as Schedule “B”;

(i)	“Holder” means the registered holder of this Warrant;

(j)

“person” means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(k)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(l)

“this Warrant”, “Warrant”, “herein”, “hereby”, “hereof”, “hereto”, “hereunder” and similar expressions mean or refer to this Warrant certificate and any deed or instrument supplemental or ancillary hereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof or thereof; and

(m)	“Trading Day” means a day on which the TSX Venture Exchange is open for business.

2.	Expiry Time

After the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

3.	Exercise Procedure

The Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Company prior to the Expiry Time at its principal office:

(a)

this Warrant, with the Subscription Form duly completed and executed by the Holder, or by its legal representative or attorney duly appointed by an instrument in writing in form and manner satisfactory to the Company; and

(b)

cash or a certified cheque, money order or bank draft payable to or to the order of the Company in lawful money of Canada in an amount equal to the Exercise Price multiplied by the number of Common Shares for which subscription is being made.

Any Warrant and cash, certified cheque, money order or bank draft referred to in the foregoing clauses (a) and (b) shall be deemed to be surrendered only upon delivery thereof to the Company at its principal office in the manner provided in Section 27 hereof.

4.	Entitlement to Certificate

Upon such delivery and payment as aforesaid, the Company shall cause to be issued to the Holder hereof the Common Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant and the Holder hereof shall become a shareholder of the Company in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such Common Shares and the Company shall cause such certificate or certificates to be mailed to the Holder hereof at the address or addresses specified in such subscription within three (3) Business Days of such delivery and payment.

5.	Register of Warrant Holders and Transfer of Warrants

The Company shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company, upon compliance with such reasonable requirements as the Company may prescribe, including compliance with all applicable securities legislation, and recorded on the register of holders of Warrants maintained by the Company, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a Form of Transfer in the form attached hereto as Schedule “B”, is duly completed and the Warrant is lodged with the Company and upon compliance with all other reasonable requirements of the Company or law, be entitled to have its name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, save in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction. The Company may treat the registered holder of any Warrant certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary except where the Company is required to take notice by statute or by order of a court of competent jurisdiction.

6.	Partial Exercise

The Holder may subscribe for and purchase a number of Common Shares less than the number the Holder is entitled to purchase pursuant to this Warrant. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall in addition be entitled to receive, without charge, a new Warrant certificate in respect of the balance of the Common Shares of which he was entitled to purchase pursuant to this certificate and which were then not purchased.

7.	No Fractional Shares

Notwithstanding any adjustments provided for in Section 12 hereof or otherwise, the Company shall not be required, upon the exercise of any Warrants, to issue fractional Common Shares in satisfaction of its obligations hereunder. Where a fractional Common Share would, but for this Section 7, have been issued upon exercise of a Warrant, the Company shall be entitled to round down to the nearest whole number of Common Shares and no amount shall be paid to the Holder for any fractional Common Shares not issued.

8.	Not a Shareholder

Nothing in this certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

9.	No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for, or the Company to issue, any Common Shares except those Common Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

10.	Ranking of Warrants

All Series 2010-I warrants shall rank pari passu, notwithstanding the actual date of the issue thereof.

11.	Covenants

(a)	The Company covenants and agrees that:

(i)

so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Common Shares for the time being called for by such outstanding Warrants; and

(ii)

all Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Company or to its creditors in respect thereof.

(b)

The Company shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement of such act and regulations.

(c)	The Company shall use all commercially reasonable efforts to preserve and maintain its corporate existence.

12.	Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever at any time after the date hereof the Company:

(i)	issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend; or

(ii)	makes a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares; or

(iii)	subdivides its outstanding Common Shares into a greater number of shares; or

(iv)	consolidates its outstanding Common Shares into a smaller number of shares;

(any of such events being called a “Common Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

(b)

If and whenever at any time after the date hereof the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(i)

the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 12 called the “Rights Period”), and

(ii)

the cost per Common Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (herein in this Section 12 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Common Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)

where the event giving rise to the application of this subsection 12(b) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

(II)

where the event giving rise to the application of this subsection 12(b) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in subparagraph 12(b)(A)(2)(I), the number of Common Shares outstanding, or

(2)	in the case described in subparagraph 12(b)(A)(2)(II), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph 12(b)(A)(2)(II) had been issued,

as at the end of the Rights Period.

Any Common Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

If by the terms of the rights, options or warrants referred to in this Section 12, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(I)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(II)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 12 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 12, the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Warrant in accordance herewith during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor, the Holder will, in addition to the Common Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Common Shares equal to the result obtained when the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the exercise of this Warrant during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of Section 6 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled. Such additional Common Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

(c)	If and whenever at any time after the date hereof the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares of:

(i)	shares of the Company of any class other than Common Shares;

(ii)	rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company;

(iii)	evidence of indebtedness; or

(iv)	any property or other assets,

and if such issuance or distribution does not constitute (A) a Common Share Reorganization, (B) a Rights Offering or (C) the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where:

(1)	the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares, expires not more than 45 days after the date of such issue, and

(2)	the cost per Common Share during the Rights Period, inclusive of the Per Share Cost, is 95% or more than the Current Market Price of the Common Shares on the record date

(any of such non-excluded events being called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

(2)

the aggregate fair market value (as determined by action by the directors of the Company, subject, however, to the prior written consent of the TSX Venture Exchange, where required) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If and whenever at any time after the date hereof there is a Common Share Reorganization, a Rights Offering, a Special Distribution, a reclassification or redesignation of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising this Warrant after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which such Holder was theretofore entitled upon exercise of this Warrant. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 12 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 12 will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant approved by action by the directors of the Company and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(i)	an event referred to in subsection 12(a);

(ii)	the fixing by the Company of a record date for an event referred to in subsection 12(b); or

(iii)

the fixing by the Company of a record date for an event referred to in subsection 12(c) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Common Shares of (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Shares less than the Current Market Price on such record date or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than the Current Market Price on such record date, then, where required, the number of Common Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted by multiplying the number of Common Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this subsection 12(e) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 12(a) or as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in subsection 12(b), the number of Common Shares purchasable upon exercise of this Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 12(e) as a result of the fixing by the Company of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 12(c), the number of Common Shares purchasable upon exercise of this Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be purchasable pursuant to this subsection 12(e) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 12(e) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

13.	Rules Regarding Calculation of Adjustment of Exercise Price

(a)

The adjustments provided for in Section 12 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 13.

(b)

No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)

No adjustment in the Exercise Price will be made in respect of any event described in Section 12, other than the events referred to in clauses 12(a)(iii) and (iv), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Warrant prior to or on the effective date or record date of such event.

(d)

No adjustment in the Exercise Price will be made under Section 12 in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Common Share Reorganization.

(e)

If at any time a dispute arises with respect to adjustments provided for in Section 12, such dispute will be conclusively determined by such firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination, where required, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such accountants with access to all necessary records of the Company.

(f)

In case the Company after the date of issuance of this Warrant takes any action affecting the Common Shares, other than action described in Section 12, which in the opinion of the board of directors of the Company would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Company but subject in all cases to the prior written consent of the TSX Venture Exchange, where required, and any necessary regulatory approval.

(g)

If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)

As a condition precedent to the taking of any action which would require any adjustment to this Warrant, including the Exercise Price, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Common Shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)

The Company will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 12, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)

The Company covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in subsections 12(a), (b) or (c) (other than the subdivision or consolidation of the Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Company is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to each such applicable record date or effective date.

14.	Consolidation and Amalgamation

(a)

The Company shall not enter into any transaction whereby all or substantially all of its undertakings, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Company and the successor corporation shall have executed such instruments and done such things as are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Company under this Warrant; and

(ii)	the Warrant will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant.

(b)

Whenever the conditions of subsection 14(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Company under this Warrant in the name of the Company or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Company may be done and performed with like force and effect by the like directors or officers of the successor corporation.

15.	Representation and Warranty

The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant and the Common Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

16.	If Share Transfer Books Closed

The Company shall not be required to deliver certificates for Common Shares while the share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books. Provided however that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such certificates for the Common Shares called for after the share transfer books have been reopened.

17.	Protection of Shareholders, Officers and Directors

Subject as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, officer or director of the Company, either directly or through the Company, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, officers, or directors of the Company or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

18.	Lost Certificate

If the Warrant certificate evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed the Company may, on such terms, as it may in its discretion impose, respectively issue and countersign a new warrant of like denomination, tenor and date as the certificate so stolen, lost mutilated or destroyed.

19.	Governing Law

This Warrant shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the Province of Ontario. The parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the Courts of the Province of Ontario.

20.	Severability

If any one or more of the provisions or parts thereof contained in this Warrant should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(i)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(ii)

the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant in any other jurisdiction.

21.	Headings

The headings of the articles, sections, subsections and clauses of this Warrant have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant.

22.	Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant.

23.	Gender

Whenever used in this Warrant, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

24.	Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

25.	Computation of Time Period

Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

26.	Binding Effect

This Warrant and all of its provisions shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors and shall be binding upon the Company and its successors and permitted assigns.

27.	Notice

Any notice, document or communication required or permitted by this Warrant to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(i)	to the Holder, in the register to be maintained pursuant to Section 5 hereof; and

(ii)	to the Company at:

50 Richmond Street East Suite 101 Toronto ON
M5C 1N7

Attention: David Q. Tognoni

Telefacsimile: (416) 848-0790

Notice so mailed shall be deemed to have been given on the fifth (5th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

28.	Time of Essence

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this ________ day of June, 2010.

BE RESOURCES INC.

Per:
Authorized Signing Officer

SCHEDULE “A”

SUBSCRIPTION FORM

TO:	BE RESOURCES INC.
50 Richmond Street East
Suite 101,
Toronto ON
M5C 1N7

The undersigned holder of the within Warrant certificate hereby irrevocably subscribes for __________ Common Shares of BE Resources Inc. (the “Company”) pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to the order of the Company in payment of the subscription price therefor. Capitalized terms used herein have the meanings set forth in the within Warrant certificate.

The capitalized terms used herein have the meanings set forth on Appendix “A” to this Subscription Form. In connection with the exercise of the Warrant Certificate, the undersigned represents as follows: (Please check the ONE box applicable):

[ ]	1.

The undersigned hereby certifies that (i) it was the original purchaser in the Company’s private placement of the securities in which the Warrants were issued, (ii) it is an Accredited Investor and (iii) the representations and warranties made to the Company in connection with the acquisition of the securities remain true and correct on the date of this Subscription Form; or

[ ]	2.

The undersigned is delivering a written opinion of U.S. Counsel to the effect that the Warrants and the Common Shares to be delivered upon exercise hereof have been registered under the United States Securities Act of 1933 as amended (the “US Securities Act”) or are exempt from registration thereunder.

The undersigned holder understands that the certificate representing the Common Shares issued upon exercise of this Warrant will bear the following, or a substantially equivalent restrictive legend:

“THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC. (THE “COMPANY”), (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

1

provided, that if any such Securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the Company’s registrar and transfer agent and the Company in the form attached hereto as Appendix “B” (or as the Company may prescribe from time to time); and provided, further, that, if any such Securities are being sold pursuant to Rule 144 of the U.S. Securities Act or a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the registrar and transfer agent of the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws;

The undersigned hereby acknowledges that the following legend will be placed on the certificates representing the Common Shares being acquired if the Warrants are exercised prior to October 19, 2010:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 19, 2010.”

DATED this ______ day of ___________ , 20____.

NAME: __________________________

Signature: __________________________

Address: __________________________

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Common Share certificates.

2

Appendix “A” to Subscription Form

DEFINITIONS

The following terms used in the Subscription Form shall have the following meanings:

“Accredited Investor” means “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

“Foreign Issuer” means “foreign issuer” as that term is defined in Regulation S;

“Foreign Reporting Issuer” means a Foreign Issuer that is a “reporting issuer” as that term is defined in Regulation S;

“Off-Shore Transaction” means “off-shore transaction” as that term is defined in Regulation S;

“Regulation D” means Regulation D of the U.S. Securities Act;

“Regulation S” means Regulation S of the U.S. Securities Act;

“Substantial U.S. Market Interest” means “substantial U.S. market interest” as that term is defined in Regulation S;

“United States” means United States as that term is defined in Regulation S;

“U.S. Person” means U.S. Person as that term is defined in Regulation S; and

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

Appendix “B” to Subscription Form

DECLARATION FOR REMOVAL OF LEGEND

To:	The registrar and transfer agent for the Common Shares of BE Resources Inc. (the “Company”)

The undersigned (A) acknowledges that the sale of _________________ , represented by certificate number ________________ , to which this declaration relates, has been made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was or is being executed in, on or through the facilities of the Toronto Stock Exchange, and neither the seller nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the 1933 Act, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: ________________________________	Date: ________________________________
Signature

Name (please print) ________________________________

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name) ________________________ (the “Transferee”), of  ________________________ (residential address)  ________________________ Warrants of BE Resources Inc. (the “Company”) registered in the name of the undersigned on the records of the Company represented by the within certificate, and irrevocably appoints the Secretary of the Company as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

DATED the _____day of _______, 20__.

________________________	_____________________________________
Signature Guaranteed	(Signature of Warrant Holder, to be the same as
appears on the face of this Warrant Certificate)